SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 23, 2010

CrowdGather, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-52143	20-2706319
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

20300 Ventura Blvd. Suite 330, Woodland Hills, CA 91364
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:   (818) 435-2472

________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On July 23, 2010, CrowdGather, Inc., a Nevada corporation (the “Registrant”), entered into and closed a Asset Purchase Agreement and Plan of Reorganization (“Purchase Agreement”) and a Software License Agreement ("License Agreement") with Team Awesome Productions, Inc. d/b/a Lefora (“Lefora”) for total consideration of One Million Dollars ($1,000,000) payable in shares of the Registrant's common stock.

Purchase Agreement

The Purchase Agreement provides, among other things, that the Registrant will acquire the websites and domain names (“Websites”) set forth below:

•	www.lefora.com
•	www.eamped.com
•	www.makeforum.com
•	www.maxforum.com
•	www.takeforum.com
•	www.forumnotifier.com
•	www.forumnotification.com
•	www.foruminvite.com

The Purchase Agreement also provides that the Registrant acquires the web forums associated with the websites and domain names listed above, along with the all assets that constitute those forums, plus the technology and intellectual property needed for conducting the business on each of those forums, all associated accounts for these websites, including users lists, databases, along with associated intellectual property, trade secrets and past and future infringement claims.

The total purchase price of the Websites and the associated assets is Nine Hundred Ninety Thousand Dollars ($990,000) payable to Lefora in 970,859 shares of the Registrant’s common stock (“Purchase Shares”), which was calculated by dividing $990,000 by $1.02, the 15-day volume weighted average price (VWAP) of the Registrant’s common stock, the 15th day of which shall be the trading day immediately preceding July 23, 2010.  The Purchase Shares will be issued to Lefora in a transaction which the Registrant believes satisfies the requirements of that exemption from the registration and prospectus delivery requirements of the Securities Act of 1933, which exemption is specified by the provisions of Section 4(2) of that act and Regulation D promulgated pursuant to that act by the Securities and Exchange Commission.

The Purchase Agreement further provides that in the event the Registrant files a registration statement with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, Lefora has the right to request that the Registrant include in that registration statement the Purchase Shares held by Lefora.

A copy of the Purchase Agreement is attached hereto as Exhibit 10.1. This brief description of the Purchase Agreement is not intended to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement as attached as Exhibit 10.1.

License Agreement

The License Agreement provides that the Registrant will acquire an exclusive, worldwide, perpetual, royalty-free and fully paid up license to the source code used in developing the computer software program generally known as “Talki”, which allows the Registrant its use to develop additional websites in the future.  The consideration paid by the Registrant pursuant to the License Agreement is Ten Thousand Dollars ($10,000) payable to Lefora in 9,804 shares of the Registrant’s common stock (“License Shares”), which was calculated by dividing $10,000 by $1.02, the 15-day volume weighted average price (VWAP) of the Registrant’s common stock, the 15th day of which shall be the trading day immediately preceding July 23, 2010.

The License Shares of common stock will be issued to Lefora in a transaction which the Registrant believes satisfies the requirements of that exemption from the registration and prospectus delivery requirements of the Securities Act of 1933, which exemption is specified by the provisions of Section 4(2) of that act and Regulation D promulgated pursuant to that act by the Securities and Exchange Commission.

A copy of the License Agreement is attached hereto as Exhibit 10.2. This brief description of the License Agreement is not intended to be complete and is qualified in its entirety by reference to the full text of the License Agreement as attached as Exhibit 10.2.

Services Agreements

In connection with the Purchase Agreement, the Registrant entered into six independent contractor agreements (“Services Agreements”) with Paul Bragiel, Dan Bragiel, Vincent Lauria, Wojciech Podgorski, Andrew Seaman, and Samuel Stauffer (each a “Consultant” and, collectively, the "Consultants") to operate the Websites. The Services Agreements contemplate: (i) collective base compensation of Three Hundred Thousand Dollars ($300,000) payable in shares of the Registrant’s common stock, (ii) terms of no less than six (6) months; and (iii) six-month vesting provisions, which provide that such shares will vest if such Consultant continues to serve as a Consultant to the Registrant for a minimum period of six (6) months after closing date of the Purchase Agreement.

Each of the Services Agreements also provides for payment of certain conditional traffic bonus compensation payable to each Consultant in shares of Registrant's common stock if, during the next twelve months, the average monthly visitor traffic to www.lefora.com is greater than or equal to 9.2 million monthly page views as measured by Google Analytics, or if the average monthly visitor traffic is greater than 8.5 million but below 9.2 million monthly page views.  No conditional traffic bonus payment will be due if the average monthly visitor traffic is below 8.5 million monthly page views.  Additionally, one of the Consultants will be paid compensation of Five Hundred Dollars ($500) per month for the term of that particular Services Agreement.

Item 2.03 Completion of Acquisition or Disposition of Assets.

See Item 1.01 for a description of the Purchase Agreement and the License Agreement.

Item 3.02 Unregistered Sales of Equity Securities.

See Item 1.01 for a description of the issuance of shares of the Registrant’s common stock to Lefora pursuant to the Purchase Agreement, the License Agreement and the Services Agreements.

On July 23, 2010, the Registrant authorized the issuance of 970,589 shares of the Registrant’s common stock to Lefora as payment of the Nine Hundred Ninety Thousand Dollars ($990,000) for the Purchase Agreement, the issuance of 9,804 shares of the Registrant’s common stock to Lefora as payment of the Ten Thousand Dollars ($10,000) for the License Agreement, and an aggregate of 294,120 shares to the Consultants in exchange for services valued in an aggregate amount of Three Hundred Thousand Dollars ($300,000).  The shares will be issued in transactions which the Registrant believes satisfy the requirements of that exemption from the registration and prospectus delivery requirements of the Securities Act of 1933, which exemption is specified by the provisions of Regulation S, or Section 4(2) of that act and Regulation D promulgated pursuant to that act by the Securities and Exchange Commission.

Item 7.01 Regulation FD Disclosure.

On July 26, 2010, the Registrant intends to issue a press release to announce that the Registrant closed the Purchase Agreement and the License Agreement with Lefora. A copy of the release is attached as Exhibit 99.1.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act 1934, as amended, and is not incorporated by reference into any filing of the company, whether made before or after the date of this report, regardless of any general incorporation language in the filing.

Item 9.01 Exhibits.

The following exhibits are filed with this report on Form 8-K.

Exhibit Number	Exhibit

10.1	Asset Purchase Agreement and Plan of Reorganization with Team Awesome Productions, Inc. d/b/a Lefora
10.2	Software License Agreement with Team Awesome Productions, Inc. d/b/a Lefora
99.1	Press Release date July 26, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

CrowdGather, Inc.

Date: July 23, 2010	By:	/s/ Sanjay Sabnani
Sanjay Sabnani Chief Executive Officer